Solar Integrated Roofing Corp. Announces Amicable Settlement of Legal Action Against Pablo Diaz Curiel

HENDERSON, NV / December 29, 2022 / Solar Integrated Roofing Corp. (OTC:SIRC), an integrated, single-source solutions provider of solar power, roofing and EV charging systems, today announced the amicable settlement of the pending legal action against Pablo Diaz Curiel, as well as potential cross-claims by Mr. Diaz against the company.

“We are pleased both parties were able to look beyond the claims and allegations in this case to reach an amicable resolution,” said George B. Holmes, Chairman and Chief Executive Officer of Solar Integrated Roofing Corp. “As discussions with Mr. Diaz developed, both parties came to the conclusion that working together to achieve an equitable resolution for all involved, including SIRC shareholders, was far preferable to continued litigation in the court system.”

The terms of the settlement include, among other things, a general release of all past and future claims between the parties arising out of the company’s acquisition of USA Solar Networks, LLC, including a waiver of the “Make Whole” provision in the original Purchase and Sale Agreement.

The company does not anticipate any significant negative affect on sales or revenue.

“I am pleased that the company was able to see the benefit of an early settlement, bringing this matter to a quick and mutually beneficial conclusion. I bear the company no ill will and anticipate a successful ongoing relationship. I look forward to working with the new executive team to advance the interests of SIRC,” concluded Mr. Diaz.

About Solar Integrated Roofing Corp.

Solar Integrated Roofing Corp. (OTC: SIRC) is an integrated, single-source solutions provider of solar power, roofing and EV charging systems, specializing in commercial and residential properties throughout North America. The Company serves communities by delivering the best experience through constant innovation & legacy-focused leadership. For more information, please visit the Company's website at www.solarintegratedroofing.com or join us on Twitter or LinkedIn.

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Investor Relations Contact:
Lucas A. Zimmerman
Director
MZ North America
Main: 949-259-4987
SIRC@mzgroup.us
www.mzgroup.us